UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2017

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 -Changes In Registrant’s Certifying Accountant

The Board of Directors of Bravo Multinational Incorporated (the "Company"), acting as the Company’s Audit Committee, announces that it has appointed Kappin Professional Corporation, Certified Public Accountants ("KPC"), as Bravo Multinational’s independent auditors for the 2016 fiscal year, replacing Scrudato & Co., P.A. Certified Public Accountants ("Scrudato"). KPC’s address is 28 Count Crystal Avenue, Markham, Ontario, L6C 0K3 CANADA

This action effectively dismisses Scrudato as the Company's independent auditor for the fiscal year ending December 31, 2016.  The report of Scrudato on the Company's consolidated financial statements for the year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  For the years ended December 31, 2014 and 2015 and through the date of this Form 8-K, there have been no disagreements with Scrudato on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Scrudato’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  For the years ended December 31, 2014 and 2015 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Scrudato with a copy of this form 8-K and Scrudato furnish a letter addressed to the Commission stating whether it agrees with the statements above (enclosed).

For the years ended December 31, 2014 and 2015 and through the date of this form 8-K., neither the Company nor anyone acting on the Company's behalf consulted  KPC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  KPC has been asked to review this disclosure and KPC has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

Exhibit No.	Identification of Exhibit
16.0 *	Letter from Certifying Accountant-Scrudato, CPA

____________

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017	BRAVO MULTINATIONAL INCORPORATED

By /s/ Paul Parliament
Paul Parliament, Chief Executive Officer

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